UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007
3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-22250	95-4431352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
333 Three D Systems Circle
Rock Hill, SC 29730
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (803) 326-3900
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On June 21, 2007, 3D Systems Corporation (the “Company”) issued a press release announcing that the Company issued a call for the redemption of all of its outstanding 6% Convertible Subordinated Debentures at the close of business on July 23, 2007 at a redemption price of 100% of their aggregate principal amount, subject to the condition that at least $13.5 million aggregate principal amount of the outstanding debentures is converted into shares of the Company’s common stock not later than 5:00 p.m., Eastern Daylight Time, on July 20, 2007. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release, dated June 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: June 21, 2007

	By:	/s/ Robert M. Grace, Jr.

(Signature)

	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated June 21, 2007.